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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  March 2, 2000
                                                           -------------


                               DDi CAPITAL CORP.
                         DYNAMIC DETAILS, INCORPORATED
             (Exact Name of Registrants as Specified in Charters)

    CALIFORNIA                    333-41187                   33-0780382
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    CALIFORNIA                    333-41211                   33-0779123
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation )                                    Identification Nos.)

                1230 Simon Circle, Anaheim, California    92806
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             (Address of Principal Executive Offices)   (Zip Code)



      Registrants' Telephone Number, including Area Code:  (714) 688-7200
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ITEM 5.   OTHER EVENTS

Amendment No. 1 to Form S-1 Registration Statement Filed by DDi Corp. On
March 2, 2000, DDi Corp., the ultimate parent of the registrants, filed with the Securities and Exchange Commission an Amendment 1 to its Registration Statement on Form S-1 relating to the proposed initial public offering of its common stock. The Amendment increases the size of the offering and updates the Registration Statement with DDi Corp.'s financial results for the fiscal year ended December 31, 1999, which results will differ slightly from those of the registrants. DDi Corp. intends to use the net proceeds from the offering to reduce indebtedness, including a redemption of a portion of the 12 1/2% senior discount notes issued by DDi Capital Corp. and the repayment of a portion of the indebtedness of Dynamic Details, Incorporated under its senior credit facility.

Press Release of Dynamic Details Incorporated. Reference is made to a press release of registrant Dynamic Details, Incorporated dated March 3, 2000 announcing its financial results for its fiscal year and fourth quarter ended December 31, 1999. Dynamic Details, Incorporated is a wholly owned subsidiary of registrant DDi Capital Corp. Such news release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits.
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      99.1   Press Release dated March 3, 2000 of DDi Corp.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the city of Anaheim, state of California, on this 9th day of March, 2000.



                              DDI CAPITAL CORP.
                              DYNAMIC DETAILS, INCORPORATED


                              By:        /S/ JOSEPH P. GISCH
                                 -----------------------------------------------
                              Name: Joseph P. Gisch
                              Title: Vice-President and Chief Financial Officer